INCOME TAXES (Reconciliation of Canadian Statutory Rate to Net Income (Loss)) (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016
INCOME TAXES
Loss before income taxes	$ (14,914)	$ (39,289)
Statutory income tax rate	26.50%	26.50%
Expected income tax recovery	$ (3,952)	$ (10,412)
Foreign tax rate differences	563	578
Non-deductible expenses and non-taxable income	(785)	37
Change in valuation allowances	4,967	6,043
Share issue costs	(156)
Goodwill impairment		4,420
Foreign bank, minimum and withholding taxes	353
Prior year adjustments	(183)	1,444
Other	(24)	165
Income tax expense	$ 783	$ 2,275